UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

To

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 27, 2002

CORNERSTONE REALTY FUND, LLC
(Exact name of registrant as specified in its charter)

California	333-63656	33-0827161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4590 MacArthur Blvd., Suite 610 Newport Beach, California 92660
(Address of principal executive offices)

(949) 852-1007
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Cornerstone Realty Fund, LLC hereby amends its Current Report on Form 8-K filed on January 9, 2003 to provide the required financial statement and pro forma financial information referred to in Item 7 below relating to the acquisition of the Sky Harbor Business Park located in Northbrook, Illinois as described in such Current Report.

We acquired the Sky Harbor Business Park on December 27, 2002 at a total acquisition cost of $2,553,996.  The Sky Harbor Business Park is a multi-tenant industrial park located on approximately 2.145 acres and is comprised of a single-story building of approximately 41,422 leasable square feet.

Item 7.  Financial Statements and Exhibits

(a)            Financial Statement.  The following financial statement relating to the Sky Harbor Business Park is included at the end of this Amendment to Current Report and is filed herewith and incorporated herein by reference.

3170-3190 MacArthur Boulevard

Report of Independent Auditors

Statement of Revenue and Certain Expenses for the Year Ended December 31, 2002

Notes to Statement of Revenue and Certain Expenses

(b)            Pro Forma Financial Information.  The following unaudited pro forma financial statements relating to the Sky Harbor Business Park are included at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference.

Cornerstone Realty Fund, LLC

Summary of Pro Forma Financial Information

Pro Forma Condensed Statement of Operations for the Year Ended December 31, 2001 (unaudited)

Pro Forma Condensed Statement of Operations for the Nine Months Ended September 30, 2002 (unaudited)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE REALTY FUND, LLC

By:	CORNERSTONE INDUSTRIAL PROPERTIES, LLC
Its Managing Member

By:		CORNERSTONE VENTURES, INC
Its Manager

	By:	/s/ TERRY G. ROUSSEL
Terry G. Roussel, President

Dated: March 7, 2003

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Report of Independent Auditors

To the Members
Cornerstone Realty Fund, LLC

We have audited the accompanying statement of revenue and certain expenses of 3170-3190 MacArthur Boulevard for the year ended December 31, 2002. This statement of revenue and certain expenses is the responsibility of the management of Sky Harbor Business Park. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses of 3170-3190 MacArthur Boulevard presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 3170-3190 MacArthur Boulevard for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Irvine, California
February 14, 2003

3170-3190 MACARTHUR BOULEVARD

STATEMENT OF REVENUE AND CERTAIN EXPENSES

For the Year Ended December 31, 2002

Revenue
Rental revenue	$282,233
Tenant reimbursements	119,445
Other	4,167
Total revenue	405,845

Certain Expenses
Property operating and maintenance	50,391
Property taxes	104,654
Insurance	1,668
Total certain expenses	156,713

Excess of revenue over certain expenses	$249,132

See accompanying notes to statement of revenue and certain expenses.

3170-3190 MACARTHUR BOULEVARD

NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

DECEMBER 31, 2002

1.             Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses includes the operations of 3170-3190 MacArthur Boulevard, otherwise known as Sky Harbor Business Park (the “Property”) located in Northbrook, Illinois, which was acquired by Cornerstone Realty Fund, LLC (the “Fund”), from a nonaffiliated third party. The Property was acquired for $2,553,996 and has 41,422 leasable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

2.             Industrial Property

The future minimum lease payments to be received under existing operating leases as of December 31, 2002, are as follows:

2003	$256,713
2004	123,346
2005	46,692
2006	34,377
2007	8,730
$469,858

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Industrial space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.

CORNERSTONE REALTY FUND, LLC
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Condensed Statements of Operations of the Fund for the year ended December 31, 2001 and for the nine months ended September 30, 2002 have been prepared as if the acquisition of 3170 – 3190 MacArthur Boulevard (“Sky Harbor Business Park”) had occurred as of January 1, 2001.

Such Pro Forma Financial Information is based in part upon (i) the Financial Statements of the Fund for the year ended December 31, 2001 included in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2001; (ii) the Financial Statements of the Fund for the nine months ended September 30, 2002 included in the Fund’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002; and (iii) the Historical Summary of 3170 – 3190 MacArthur Boulevard for the year ended December 31, 2002 filed with the Fund’s Current Report on Form 8-K/A, dated March 7, 2003.

The Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the financial position or results of operations of the Fund that would have occurred if the acquisition of Sky Harbor Business Park had been completed on the date indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Fund’s managing member, all material adjustments necessary to reflect the effect of this transaction have been made.

CORNERSTONE REALTY FUND, LLC
PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2001
(Unaudited)

	Cornerstone Realty Fund, LLC Historical (A)	Recent Transactions (B)	Cornerstone Realty Fund, LLC Pro Forma
Revenues
Rental revenue	$—	$292,485	$292,485
Tenant reimbursements	—	73,032	73,032
Interest, dividends and other	8,319	9,242	17,561
	8,319	374,759	383,078
Expenses
Property operating and maintenance	—	52,001	52,001
Property taxes	—	78,390	78,390
General and administrative expenses	125,049	—	125,049
Interest expense on advances payable to managing member	68,687	—	68,687
Depreciation	663	54,747	55,410
	194,399	185,138	379,537
Net (loss) income	$(186,080)	$189,621	$3,541

Net (loss) income allocable to managing member	$(18,608)		$354

Net (loss) income allocable to unitholders	$(167,472)		$3,187

Per share amounts:
Basic and diluted (loss) income allocable to unitholders	$(27.37)		$0.52
Basic and diluted weighted average units outstanding	6,119		6,119

(A)                              Represents the historical results of operations of the Fund for the year ended December 31, 2001. Certain reclassifications have been made to the historical statement of operations of the Fund to conform to the pro forma financial information presentation.

(B)                                Represents adjustment for the acquisition of the Sky Harbor Business Park, based on historical operating results. Depreciation is based on the allocation of the purchase price, with buildings depreciated using the straight-line method over a 39-year period.

CORNERSTONE REALTY FUND, LLC
PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2002
(Unaudited)

	Cornerstone Realty Fund, LLC Historical (A)	Recent Transactions (B)	Cornerstone Realty Fund, LLC Pro Forma
Revenues
Rental revenue	$4,353	$208,807	$213,160
Tenant reimbursements	—	66,312	66,312
Interest, dividends and other	45,022	3,028	48,050
	49,375	278,147	327,522
Expenses
Property operating and maintenance	—	33,292	33,292
Property taxes	391	78,490	78,881
General and administrative expenses	132,454	—	132,454
Interest expense on advances payable to managing member	32,192	—	32,192
Depreciation	426	41,060	41,486
	165,463	152,842	318,305
Net (loss) income	$(116,088)	$125,305	$9,217

Net (loss) income allocable to managing member	$(11,609)		$922

Net (loss) income allocable to unitholders	$(104,479)		$8,295

Per share amounts:
Basic and diluted (loss) income allocable to unitholders	$(10.32)		$0.82
Basic and diluted weighted average units outstanding	10,125		10,125

(A)                              Represents the historical results of operations of the Fund for the nine months ended September 30, 2002. Certain reclassifications have been made to the historical statement of operations of the Fund to conform to the pro forma financial information presentation.

(B)                                Represents adjustment for the acquisition of the Sky Harbor Business Park, based on historical operating results. Depreciation is based on the allocation of the purchase price, with buildings depreciated using the straight-line method over a 39-year period.